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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   November 29, 1999
                                                ------------------------


                          BOSTON LIFE SCIENCES, INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                         0-6533               87-0277826
-------------------------------        -----------       --------------------

(State or other jurisdiction of        (Commission       (I.R.S. Employer
 incorporation or organization)          File No.)        Identification No.)

137 Newbury Street
8th Floor
Boston, Massachusetts                                              02116
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(Address of principal executive offices)                         Zip Code

Registrant's telephone number, including area code  (617)  425-0200
                                                   -----------------

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Item 5.  Other Events.
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On November 29, 1999, the Company announced that its second nerve growth factor,
AF-1, was able to regenerate axons in the corticospinal tract of the spinal cord following experimental transection in an animal model. The axon-regenerative ability of AF-1 was similar to that achieved using Inosine, which was the subject of a recently published paper in the Proceedings of the National Academy of Sciences (PNAS) and an extensive press release by Children's Hospital, Boston dated November 11, 1999. The activity reported for Inosine was the first published instance of substantial regeneration of the corticospinal tract after injury. The corticospinal tract is extremely important, as it controls all motor function in humans and higher primates. The Company has licensed both Inosine and AF-1 from Children's Hospital. Dr. Larry Benowitz, Director of the Laboratories for Neuroscience Research in Neurosurgery at Children's Hospital, led the team working on both growth factors.

The experimental study using AF-1 was identical to the study published in PNAS, except that highly purified AF-1 was substituted for Inosine. Following corticospinal tract hemi-transection, AF-1 was administered directly to that section of the motor cortex of the brain that gives rise to axons descending in the uninjured side of the corticospinal tract. Following 10 days of treatment, numerous axons were seen to cross from the uninjured side of the corticospinal tract to the injured side below the level of the transection. These axons then descended down the injured side, thereby effectively reconstituting the transected corticospinal tract.

The Company believes that these results strengthen its position as one of the leaders in the field of CNS regeneration, and expects to determine which growth factor will be its lead clinical development compound in the coming months.

Item 7.    Exhibits.
           ---------

The following Exhibits are filed as part of this report on Form 8-K:

     99.1  Press Release, dated November 29, 1999.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                                     BOSTON LIFE SCIENCES, INC.


Dated:  November 30, 1999                             By: /s/ Joseph Hernon
                                                         -----------------------
                                                         Joseph Hernon
                                                         Chief Financial Officer

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                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

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
Exhibit No.                                                                Pages
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
   99.1        Press Release, dated November 29, 1999                        4
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